UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2012 lululemon athletica inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Cornwall Avenue Vancouver, British Columbia Canada, V6J 1C7

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (604) 732-6124

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 10, 2012, lululemon athletica inc. (the “Company”) issued a press release announcing updated guidance for the fourth fiscal quarter ending January 29, 2012 and certain other information. The Company is furnishing a copy of the press release hereto as Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release entitled “lululemon athletica inc. Raises Guidance for Fourth Quarter of Fiscal 2011,” issued on January 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: January 10, 2012	/s/ JOHN E. CURRIE
John E. Currie Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled “lululemon athletica inc. Raises Guidance for Fourth Quarter of Fiscal 2011,” issued on January 10, 2012.